Exhibit 1.1
EXECUTION VERSION

EXETER AUTOMOBILE RECEIVABLES TRUST 2026-4

Class A-1 4.020% Asset Backed Notes
Class A-2 4.37% Asset Backed Notes
Class A-3 4.56% Asset Backed Notes
Class B 4.87% Asset Backed Notes
Class C 5.16% Asset Backed Notes
Class D 5.64% Asset Backed Notes

UNDERWRITING AGREEMENT

WELLS FARGO SECURITIES, LLC
550 South Tryon Street
MAC D1086-051
Charlotte, North Carolina 28202

BMO CAPITAL MARKETS CORP.
320 South Canal Street, 4th Floor
Chicago, Illinois 60606

DEUTSCHE BANK SECURITIES INC.
1 Columbus Circle
New York, New York 10019

J.P. MORGAN SECURITIES LLC
270 Park Avenue, 4th Floor
New York, New York 10017

Ladies and Gentlemen:

Exeter Finance LLC, a limited liability company organized and existing under the laws of Delaware (the “Sponsor”), and EFCAR, LLC, a limited liability company organized and existing under the laws of Delaware (the “Seller”) (the Sponsor and the Seller, collectively, the “Companies”), agree with you as follows:

Section 1.  Issuance and Sale of Notes. The Seller has authorized the issuance of $119,000,000 Class A-1 4.020% Asset Backed Notes (the “Class A-1 Notes”), $164,550,000 Class A-2 4.37% Asset Backed Notes (the “Class A-2 Notes”), $246,630,000 Class A-3 4.56% Asset Backed Notes (the “Class A-3 Notes”), $115,230,000 Class B 4.87% Asset Backed Notes (the “Class B Notes”), $118,550,000 Class C 5.16% Asset Backed Notes (the “Class C Notes”), $159,560,000 Class D 5.64% Asset Backed Notes (the “Class D Notes”), $107,470,000 Class E 7.58% Asset Backed Notes (the “Class E Notes”), $29,916,000 Class N 6.68% Asset Backed Note (the “Class N Notes” and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class B Notes, the Class C Notes, the Class D Notes, and the Class E Notes, the “Notes”).  The Seller proposes to sell to the Underwriters named in Schedule I hereto

(the “Underwriters”) $113,050,000 Class A-1 Notes, $156,322,000 Class A-2 Notes, $234,298,000 Class A-3 Notes, $109,468,000 Class B Notes, $112,622,000 Class C Notes, and $151,582,000 Class D Notes (collectively, the “Offered Notes”). The Notes are to be issued by Exeter Automobile Receivables Trust 2026-4 (the “Trust”) pursuant to an Indenture, to be dated as of August 9, 2026 (the “Indenture”), among the Trust, Exeter Holdings Trust 2026-4 (the “Holding Trust”), and Citibank, N.A. (“Citibank”), a national banking association, as indenture trustee (the “Trustee”).  In addition to the Notes, the Trust will also issue Asset Backed Certificates in the aggregate notional amount of $100,000 (the “Certificates”) (the Notes and the Certificates, together, the “Securities”) pursuant to a trust agreement, dated as of March 20, 2026 as amended and restated as of August 9, 2026 (the “Trust Agreement”), between the Seller and Wilmington Trust Company (“WTC”), as owner trustee (the “Owner Trustee”).  The assets of the Trust will include, among other things, a certificate (the “Holding Certificate”) representing the entire beneficial interest in the Holding Trust, the assets of which will initially include a pool of retail installment sale contracts secured by new or used automobiles, light duty trucks, minivans and sport utility vehicles (the “Receivables”) and certain monies due thereunder after August 9, 2026 (the “Cutoff Date”). The Holding Certificate will be issued pursuant to an Amended and Restated Trust Agreement dated as of August 9, 2026 (the “Holding Trust Agreement”), between the Trust, as seller, and the Owner Trustee, as holding trustee (the “Holding Trustee”).

As used herein, the term “Sponsor Agreements” means the Sale and Servicing Agreement, dated as of August 9, 2026 (the “Sale and Servicing Agreement”), among the Trust, the Holding Trust, the Sponsor, as servicer, the Seller, the Trustee and Citibank, as backup servicer (the “Backup Servicer”), the Deposit Account Control Agreement, dated as of December 9, 2022, among Wells Fargo Bank, National Association, as lockbox bank, the Sponsor and Citibank, N.A., as intercreditor agent, the Custodian Agreement, dated as of August 9, 2026, among the Sponsor, as servicer, the Trustee and the Sponsor, as custodian, the Purchase Agreement, dated as of August 9, 2026 (the “Purchase Agreement”), between the Sponsor and the Seller, the Asset Representations Review Agreement, dated as of August 9, 2026 (the “Asset Representations Review Agreement”), among Clayton Fixed Income Services LLC (the “Asset Representations Reviewer”), the Sponsor, as servicer, and the Trust, and this Underwriting Agreement, dated as of August 26, 2026 (this “Agreement”), among the Representatives (as defined below), the Sponsor and the Seller; the term “Seller Agreements” means the Sale and Servicing Agreement, the Trust Agreement, the Purchase Agreement, and this Agreement.

The Offered Notes are being purchased by the Underwriters, and the Underwriters are purchasing severally, and not jointly, only the Offered Notes set forth opposite their names in Schedule I, except that the amounts purchased by the Underwriters may change in accordance with Section 10 of this Agreement. Wells Fargo Securities, LLC, BMO Capital Markets Corp., Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, are acting as representatives of the Underwriters and, in such capacity, are hereinafter referred to as the “Representatives”.

It is anticipated that $102,096,000 of the Class E Notes and $28,420,000 of the Class N Notes will be privately placed primarily with institutional investors.

Defined terms used herein, but not otherwise defined, shall have their respective meanings as set forth in the Sale and Servicing Agreement.

Section 2.  Representations and Warranties.

A. The Sponsor represents, warrants and agrees with the Underwriters, that as of the Applicable Time (as defined below), as of the Execution Time (as defined below) and as of August 31, 2026 (the “Closing Date”):

(i) The Seller (the “Registrant”) has filed with the Securities and Exchange Commission (the “Commission”) a registration statement (Registration No. 333-292293) on Form SF-3, including a form of prospectus, for the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the offering and sale of the Offered Notes. The Registrant may have filed one or more amendments thereto, each of which amendments has previously been furnished to you. The Registrant has filed the Time of Sale Information (as hereinafter defined) with the Commission. Promptly after execution and delivery of this Agreement, the Registrant will prepare and file with the Commission a final prospectus relating to the Offered Notes in accordance with the provisions of Rule 430D and Rule 424(b). Any information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of and included in such registration statement pursuant to Rule 430D is referred to as “Rule 430D Information”. Such registration statement, at any given time, including the amendments thereto to such time, the exhibits and any schedules thereto at such time, the documents incorporated therein by reference pursuant to the Securities Act at such time and documents otherwise deemed to be a part thereof or included therein by the rules and regulations (the “Rules and Regulations”) of the Commission under the Securities Act, is herein called the “Registration Statement”; provided that references to the Effective Date (as hereinafter defined) or other matters relating to the Registration Statement shall be deemed to be references to the Effective Date or such other matters relating to the registration statement included in the Registration Statement. The Registration Statement at the time it originally became effective is herein called the “Original Registration Statement.”

“Free Writing Prospectus” means, collectively, the free writing prospectus, filed by the Seller with the Commission on August 19, 2026, relating to the ratings on the Notes (the “Ratings FWP”), and each other free writing prospectus used in connection with the offering of the Offered Notes.  “Preliminary Prospectus” means the preliminary prospectus used in connection with the offering of the Offered Notes, dated as of August 19, 2026, and filed with the Commission on August 19, 2026, that omitted certain Rule 430D Information.  “Time of Sale Information” means collectively, the Preliminary Prospectus and the Ratings FWP.  “Prospectus” means the prospectus that is first filed after the Execution Time pursuant to Rule 424(b), including the documents incorporated by reference therein pursuant to the Securities Act at the Execution Time.

(ii) The Registrant has included in the Registration Statement, as amended at the Effective Date, all information required by the Securities Act and the Rules and Regulations to be included in the Prospectus with respect to the Offered Notes and the offering thereof and as of the Effective Date the Registration Statement complied in all material respects with the Rules and Regulations. As filed, the Time of Sale Information includes all information with respect to the Offered Notes and the offering thereof required by the Securities Act and the Rules and Regulations with respect to a free writing prospectus and a preliminary prospectus and complies in all material respects with the Rules and Regulations. As filed, the Prospectus shall include all information with respect to the Offered Notes and the offering thereof required by the Securities Act and the Rules and Regulations, shall comply in all material respects with the Rules and Regulations and, except to the extent that the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Underwriters prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Time of Sale Information) as the Registrant has advised the Underwriters, prior to the Execution Time, will be included or made therein.

For purposes of this Agreement, “Applicable Time” shall have the meaning referred to in Section 2.A(vi) hereof. “Effective Time” means, with respect to the Registration Statement, the date and time as of which the Registration Statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission, or, if later, the earlier of the date of filing of a prospectus required under Rule 424 deemed to be part of the Registration Statement or the date and time of the first sale of the Offered Notes and “Effective Date” means the date of the Effective Time. “Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto. “Rule 405,” “Rule 415,” “Rule 424,” “Rule 430D,” “Rule 433” and “Regulation S-K” refer to such rules or regulations under the Securities Act. Any reference herein to the Registration Statement, the Prospectus or the Time of Sale Information shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 10 of Form SF-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the Effective Date of the Registration Statement or the date of first use of a Free Writing Prospectus, the Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, a Free Writing Prospectus, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of such Free Writing Prospectus, the Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference or otherwise deemed by the Rules and Regulations to be a part thereof or included therein. For purposes of this Agreement, all references to the Registration Statement, a Free Writing Prospectus, the Preliminary Prospectus, the Prospectus, or any amendment or supplement to any of the foregoing shall be deemed to refer to the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

(iii) The Registrant meets the requirements for use of Form SF-3 under the Securities Act. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415. At the time of filing the Original Registration Statement, at the earliest time thereafter that the Registrant or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Offered Notes and at the date hereof, the Registrant was not and is not an “ineligible issuer”, as defined in Rule 405 of the Rules and Regulations.  The Seller has paid the registration fee for the Offered Notes in accordance with Rule 456 of the Act.  The Seller has filed the Preliminary Prospectus and it has done so within the applicable period of time required under the Act and the Rules and Regulations.

(iv) The Original Registration Statement became effective on December 22, 2022, and any post-effective amendment thereto also has become effective and is effective as of the date hereof.  No stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Sponsor, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. Prior to the issuance of the Notes, the Indenture will have been duly qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).

(v) Other than the Preliminary Prospectus, the Prospectus, the CDI Intex file, the Bloomberg Screen (defined below) filed with the Commission as a free writing prospectus (as defined in Rule 405) on August 26, 2026 (the “Bloomberg Screen”), the Ratings FWP and the Form ABS-15G furnished on EDGAR with respect to the Third-Party Diligence Report (as defined herein), neither the Sponsor nor any of its affiliates has made, used, prepared, authorized, approved or referred to or will prepare, make, use, authorize, approve or refer to any “written communication”, including any other “free writing prospectus” (both as defined in Rule 405), that constitutes an offer to sell or solicitation of any offer to buy the Offered Notes; provided that the Sponsor and its affiliates shall be permitted to issue press releases regarding the Offered Notes after the Applicable Time.  The Ratings FWP shall contain a legend substantially in the form of and in compliance with Rule 433(c)(2)(i) of the Securities Act, and shall otherwise conform to any requirements for “free writing prospectuses” under the Securities Act, including for the avoidance of doubt that such Ratings FWP does not and will not conflict with the Registration Statement and that such Ratings FWP has fully complied and will fully comply with the applicable requirements of Rules 164 and 433 under the Securities Act, including timely Commission filing where required, legending and record keeping.

(vi) At the respective times the Original Registration Statement and each amendment thereto became effective, at each deemed effective date with respect to the Underwriters pursuant to Rule 430D(f)(2) and at the Closing Time, the Registration Statement complied and will comply in all material respects with the applicable requirements of the Securities Act, the Exchange Act, the Trust Indenture Act and the respective rules and regulations of the Commission thereunder and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; the Time of Sale Information, as of the respective dates of the components thereof and the Applicable Time, did not, and at the Closing Time, will not, include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and none of the Prospectus or any amendment or supplement thereto, at the respective times that the Prospectus or any such amendment or supplement was issued and at the Closing Time, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Sponsor makes no representations or warranties as to the information contained in or omitted from the Registration Statement, the Time of Sale Information or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished in writing to the Sponsor by the Underwriters as Underwriter Information specifically for use therein.

The term “Underwriter Information” means with respect to the Preliminary Prospectus and the Prospectus, in each case, under the caption “Underwriting”, the second paragraph (including the concession and reallowance figures appearing in the second table), the eighth paragraph, the first sentence of the ninth paragraph, the tenth paragraph (insofar as it relates to the Underwriters) and the second sentence of the eleventh paragraph.

To the extent that the Underwriters have provided to the Seller any Other Offering Document (as defined below), the Seller has filed such Other Offering Document as required by, and within the time frames prescribed by, the Rules and Regulations; provided, that the Seller shall not be required to have filed any Other Offering Document that consists solely of information (A) contemplated by Rule 134 of the Rules and Regulations and included or to be included in the Preliminary Prospectus or the Prospectus, (B) contemplated by Rule 172(a) of the Rules and Regulations or (C) that is not otherwise required to be filed pursuant to the Rules and Regulations.

The Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of the Offered Notes will, at the time of such delivery, be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

As used in this subsection and elsewhere in this Agreement, “Applicable Time” means 11:35 a.m., New York City time, on August 26, 2026 or such other time as agreed by the parties hereto.

(vii) The documents incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the Rules and Regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; any further documents so filed and incorporated by reference in the Registration Statement, the Time of Sale Information or the Prospectus, when such documents are filed with the Commission will conform in all material respects to the requirements of the Exchange Act and the Rules and Regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(viii) Since the respective dates as of which information is given in the Registration Statement, the Preliminary Prospectus, each Free Writing Prospectus and the Prospectus, or the Registration Statement, the Preliminary Prospectus, each Free Writing Prospectus or the Prospectus as amended or supplemented, (x) there has not been any material adverse change, or any developments involving a prospective material adverse change, in or affecting the general affairs, business, management, financial condition, stockholders’ equity, results of operations, regulatory situation or business prospects of the Sponsor and (y) the Sponsor has not entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Sponsor that, in either case, would reasonably be expected to materially adversely affect the interests of the holders of the Offered Notes, otherwise than as set forth or contemplated in the Registration Statement, the Preliminary Prospectus, each Free Writing Prospectus or the Prospectus, as so amended or supplemented.

(ix) The Sponsor is not aware of (x) any request by the Commission for any further amendment of the Registration Statement, the Preliminary Prospectus, any Free Writing Prospectus or the Prospectus or for any additional information, (y) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose or (z) any notification with respect to the suspension of the qualification of the Notes for the sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(x) As of its date and at the Applicable Time, the Road Show Information (when considered together with the Time of Sale Information) did not, and at the Closing Date will not, contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. “Road Show Information” means, a “road show for an offering that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission.  The parties hereto hereby agree that the only Road Show Information contemplated by the terms of this Agreement consists solely of the investor presentation dated August 2026 (the “Company Overview Presentation”).

(xi) The Sponsor has been duly formed and is validly existing as a limited liability company in good standing under the laws of its jurisdiction of formation, is duly qualified to do business and is in good standing as a foreign limited liability company in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the general affairs, business, management, financial condition, stockholders’ equity, results of operations, regulatory situation or business prospects of the Sponsor and has all power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under each Sponsor Agreement and to cause the Securities to be issued.

(xii) There are no actions, proceedings or investigations pending before or threatened by any court, administrative agency or other tribunal to which the Sponsor is a party or of which any of its properties is the subject (i) which if determined adversely to it are likely to have a material adverse effect individually, or in the aggregate, on the general affairs, business, management, financial condition, stockholders’ equity, results of operations, regulatory situation or business prospects of the Sponsor, other than as disclosed in the Prospectus, (ii) asserting the invalidity of any Sponsor Agreement, in whole or in part, or the Securities, (iii) seeking to prevent the issuance of the Securities or the consummation by the Companies of any of the transactions contemplated by any Sponsor Agreement, in whole or in part, or (iv) which if determined adversely is likely to materially and adversely affect the performance by the Sponsor of its obligations under, or the validity or enforceability of, any Sponsor Agreement, in whole or in part, or the Securities.

(xiii) Each Sponsor Agreement has been, or, when executed and delivered will have been, duly authorized, validly executed and delivered by the Sponsor and each Sponsor Agreement constitutes, a valid and binding agreement of the Sponsor, enforceable against the Sponsor in accordance with its respective terms, except to the extent that the enforceability hereof may be subject (x) to insolvency, reorganization, moratorium, receivership, conservatorship, or other similar laws, regulations or procedures of general applicability now or hereafter in effect relating to or affecting creditors’ rights generally, (y) to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and (z) with respect to rights of indemnity under this Agreement, to limitations of public policy under applicable securities laws.

(xiv) The issuance and delivery of the Securities, and the execution, delivery and performance of each Sponsor Agreement and the consummation of the transactions contemplated hereby and thereby, do not and will not conflict with or result in a breach of or violate any term or provision of or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which the Sponsor is a party, by which the Sponsor may be bound or to which any of the property or assets of the Sponsor or any of its subsidiaries may be subject, nor will such actions result in any violation of the provisions of the certificate of formation or limited liability company agreement of the Sponsor or any law, statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Sponsor or any of its respective properties or assets.

(xv) The third party referenced in Section 7(R) of this Agreement is an independent public accountant with respect to the Sponsor.

(xvi) No consent, approval, authorization, order, registration or qualification of or with any federal or state court or governmental agency or body of the United States is required for the issuance and sale of the Offered Notes, or the consummation by the Sponsor of the other transactions contemplated by this Agreement, except the registration under the Securities Act of the Offered Notes and such consents, approvals, authorizations, registrations or qualifications as may have been obtained or effected or as may be required under securities or Blue Sky laws in connection with the purchase and distribution of the Offered Notes by the Underwriters.

(xvii) The Sponsor possesses all licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies in all jurisdictions where the failure to do so would materially and adversely affect the Sponsor’s ability to conduct the business now conducted by it and as described in the Registration Statement, the Preliminary Prospectus, each Free Writing Prospectus and the Prospectus (or is exempt therefrom) and the Sponsor has not received notice of any proceedings relating to the revocation or modification of such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, is likely to materially and adversely affect the conduct of its business, operations, financial condition or income.

(xviii) The Sponsor will not conduct its operations while any of the Securities are outstanding in a manner that would require the Sponsor, the Seller, the Trust or the Holding Trust to be registered as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”), as in effect on the date hereof.

(xix) The Trust will rely on an exclusion or exemption from the definition of “investment company” under the 1940 Act contained in Section 3(c)(6) of the 1940 Act, although there may be additional exclusions or exemptions available to the Trust.  The Holding Trust will rely on an exclusion or exemption from the definition of “investment company” under the 1940 Act contained in Section 3(c)(5) of the 1940 Act, although there may be additional exclusions or exemptions available to the Holding Trust. Neither the Trust nor the Holding Trust is a “covered fund” for purposes of the regulations adopted to implement Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (such statutory provision together with such implementing regulations, the “Volcker Rule”).

(xx) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of any Sponsor Agreement and the Securities that are required to be paid by the Sponsor at or prior to the Closing Date have been paid or will be paid at or prior to the Closing Date.

(xxi) At the Closing Date, each of the representations and warranties of the Sponsor set forth in any Sponsor Agreement will be true and correct in all material respects.

(xxii) The Sponsor has executed and delivered a written representation (the “17g-5 Representation”) to each of Moody’s Investors Service, Inc. (“Moody’s”) and S&P Global Ratings (“S&P” and, together with Moody’s, the “Engaged NRSROs”), which satisfies the requirements of paragraph (a)(3)(iii) of Rule 17g-5 of the Securities Exchange Act of 1934, as amended (“Rule 17g-5”) and a copy of which has been delivered to the Representatives. The Sponsor has complied, and has caused the Seller to comply, with the 17g-5 Representations.

(xxiii) The Sponsor has not engaged any person to provide third-party “due diligence services” (as defined in Rule 17g-10 of the Exchange Act) relating to the Notes, other than the nationally recognized accounting firm, who performed certain agreed upon procedures in respect of the Receivables, and delivered to the Sponsor and the Underwriters a signed report entitled “Report of Independent Accountants on Applying Agreed-Upon Procedures”, dated August 17, 2026 (the “Third-Party Diligence Report”). The Sponsor or the Seller has complied with Rule 15Ga-2 of the Exchange Act with respect to the Third-Party Diligence Report, other than any breach arising from a breach by any Underwriter of the representation set forth in Section 20.D of this Agreement, and the Sponsor or the Seller has furnished to the Commission pursuant to EDGAR any Form ABS-15G (together with any revision or amendment thereof or any supplement thereto, a “Form ABS-15G”). Prior to furnishing each Form ABS-15G to the Commission, the Sponsor or the Seller has furnished such Form ABS-15G to the Representatives. Such third party accounting firm consented to the use of the Due Diligence Report in the preparation of the related Form ABS-15G, and no portion of any Form ABS-15G contains any names, addresses, VIN numbers, other personal identifiers or zip codes with respect to any individuals, or any other personally identifiable or other information that would be associated with an individual, including without limitation any “nonpublic personal information” within the meaning of Title V of the Gramm-Leach-Bliley Financial Services Modernization Act of 1999.

(xxiv) At the Closing Time, no Event of Default or Servicer Termination Event has occurred and is continuing.

(xxv) To the best of the Sponsor’s knowledge, the Asset Representations Reviewer satisfies the requirements in the definition of “asset representations reviewer” set forth in Item 1 101(m) of Regulation AB under the Securities Act.

(xxvi) Any certificate signed by an officer of the Sponsor and delivered to the Representatives or the Representatives’ counsel in connection with an offering of the Notes shall be deemed, and shall state that it is, a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section 2.A are made.

(xxvii)   The Sponsor has complied, and is the appropriate entity to comply, with all requirements imposed on the “sponsor of a securitization transaction” in accordance with the final rules contained in Regulation RR, 17 C.F.R. §246.1, et seq. (the “Credit Risk Retention Rules”) implementing the credit risk retention requirements of Section 15G of the Exchange Act, in each case directly or (to the extent permitted by the Credit Risk Retention Rules) through one or more majority-owned affiliates (as defined in the Credit Risk Retention Rules, each a “Majority-Owned Affiliate”). On the Closing Date, the Sponsor or one or more of its Majority-Owned Affiliates will retain an “eligible vertical interest” (the “Retained Interest”) (as defined in the Credit Risk Retention Rules) consisting of at least 5% of the initial principal amount of each class of Notes and the Certificates. The Preliminary Prospectus contains all of the required disclosures under 17 C.F.R. §246.4(c)(2).

B. The Seller represents, warrants and agrees with the Underwriters, that as of the Applicable Time and as of the Closing Date:

(i) None of (a) the Registration Statement, at the time the Original Registration Statement became effective, at the respective times that each amendment thereto became effective, at each deemed effective date with respect to the Underwriters pursuant to Rule 430D(f)(2) and at the Closing Time, and (b) the Time of Sale Information, as of their respective dates, and the Time of Sale Information, at the Applicable Time and at the Closing Time, and (c) the Prospectus or any amendment or supplement thereto, at the respective times the Prospectus or any such amendment or supplement was issued and at the Closing Time, and (d) the Ratings FWP, at the Closing Time, contains or will contain, as applicable, any untrue statement of a material fact or omits or will omit, as applicable, to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(ii) The documents incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus, when they were filed with the Commission conformed in all material respects to the requirements of the Securities Act or the Exchange Act and the Rules and Regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; any further documents so filed and incorporated by reference in the Registration Statement, the Time of Sale Information or the Prospectus, when such documents are filed with the Commission will conform in all material respects to the requirements of the Exchange Act and the Rules and Regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(iii) Since the respective dates as of which information is given in the Registration Statement, the Time of Sale Information and the Prospectus, (x) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, management, financial condition, stockholders’ equity, results of operations, regulatory situation or business prospects of the Seller and (y) the Seller has not entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Seller that, in either case, would reasonably be expected to materially adversely affect the interests of the holders of the Securities, otherwise than as set forth or contemplated in the Registration Statement, the Preliminary Prospectus or the Prospectus, as so amended or supplemented.

(iv) The Seller is not aware of (x) any request by the Commission for any further amendment of the Registration Statement, the Time of Sale Information or the Prospectus or for any additional information, (y) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose or (z) any notification with respect to the suspension of the qualification of the Notes for the sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(v) The Seller has been duly formed and is validly existing as a limited liability company in good standing under the laws of its jurisdiction of formation and is duly qualified to do business and is in good standing as a foreign limited liability company in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the general affairs, business, management, financial condition, stockholders’ equity, results of operations, regulatory situation or business prospects of the Seller and has all power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under each Seller Agreement.

(vi) There are no actions, proceedings or investigations pending before or threatened by any court, administrative agency or other tribunal to which the Seller is a party or of which any of its properties is the subject (i) which if determined adversely to it are likely to have a material adverse effect individually, or in the aggregate, on the general affairs, business, management, financial condition, stockholders’ equity, results of operations, regulatory situation or business prospects of the Seller, other than as disclosed in the Prospectus, (ii) asserting the invalidity of any Seller Agreement in whole or in part, (iii) seeking to prevent the issuance of the Securities or the consummation by the Seller of any of the transactions contemplated by any Seller Agreement in whole or in part, or (iv) which if determined adversely is likely to materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, any Seller Agreement in whole or in part, or the Securities.

(vii) Each Seller Agreement has been, or, when executed and delivered will have been, duly authorized, validly executed and delivered by the Seller and each Seller Agreement constitutes, a valid and binding agreement of the Seller, enforceable against the Seller in accordance with their respective terms, except to the extent that the enforceability thereof may be subject (x) to insolvency, reorganization, moratorium, receivership, conservatorship, or other similar laws, regulations or procedures of general applicability now or hereafter in effect relating to or affecting creditors’ rights generally, (y) to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and (z) with respect to rights of indemnity under this Agreement, to limitations of public policy under applicable securities laws.

(viii) The execution, delivery and performance of each Seller Agreement by the Seller and the consummation of the transactions contemplated hereby and thereby, do not and will not conflict with or result in a breach of or violate any term or provision of or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which the Seller is a party, by which the Seller may be bound or to which any of the property or assets of the Seller or any of its subsidiaries may be subject, nor will such actions result in any violation of the provisions of the certificate of formation or limited liability company agreement of the Seller (or any amendments thereto) or any law, statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller or any of its respective properties or assets.

(ix) The third party referenced in Section 7(R) of this Agreement is an independent public accountant with respect to the Seller.

(x) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States is required for the issuance and sale of the Notes, or the consummation by the Seller of the transactions contemplated by each Seller Agreement except the registration under the Securities Act of the Securities and such consents, approvals, authorizations, registrations or qualifications as may have been obtained or effected or as may be required under securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Underwriters.

(xi) The Seller possesses (and has caused the Trust to possess) all licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies in all jurisdictions where the failure to do so would materially and adversely affect the Seller’s ability to conduct the business now conducted by it and as described in the Registration Statement, the Preliminary Prospectus, each Free Writing Prospectus and the Prospectus (or is exempt therefrom) and the Seller has not received notice of any proceedings relating to the revocation or modification of such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, is likely to materially and adversely affect the conduct of its business, operations, financial condition or income.

(xii) At the time of execution and delivery of the Sale and Servicing Agreement, the Seller (1) will have the power and authority to sell the Receivables to the Trust and to transfer the Offered Notes to the Underwriters, (2) will own the Receivables being transferred to the Trust free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, “Liens”) other than Liens permitted by the Sale and Servicing

Agreement or the Indenture, as applicable, and (3) will not have assigned to any person other than the Trust any of its right, title or interest in the Receivables.

(xiii) Following the conveyance of the Receivables to the Trust pursuant to the Sale and Servicing Agreement, the Trust will own the Receivables free and clear of any Liens other than Liens permitted by the Sale and Servicing Agreement or the Indenture, as applicable.

(xiv) Upon delivery of the Offered Notes to the Underwriters against payment by the Underwriters therefor, the Underwriters will acquire ownership of the Offered Notes, free and clear of Liens other than Liens created or granted by the Underwriters.

(xv) As of the Cutoff Date, each of the Receivables met the eligibility criteria described in the Preliminary Prospectus and the Prospectus.

(xvi) None of the Seller, the Trust created by the Trust Agreement, nor the Holding Trust created by the Holding Trust Agreement will conduct their operations while any of the Securities are outstanding in a manner that would require the Seller, the Trust or the Holding Trust to be registered as an “investment company” under the 1940 Act, as in effect on the date hereof.

(xvii) The Trust will rely on an exclusion or exemption from the definition of “investment company” under the 1940 Act contained in Section 3(c)(6) of the 1940 Act, although there may be additional exclusions or exemptions available to the Trust. The Holding Trust will rely on an exclusion or exemption from the definition of “investment company” under the 1940 Act contained in Section 3(c)(5) of the 1940 Act, although there may be additional exclusions or exemptions available to the Holding Trust. Neither the Trust nor the Holding Trust is a “covered fund” for purposes of the Volcker Rule.

(xviii) Each of the Securities, the Indenture, the Sale and Servicing Agreement, the Purchase Agreement, the Asset Representations Review Agreement, the Trust Agreement, the Holding Trust Agreement and this Agreement conforms in all material respects to the descriptions thereof contained in the Preliminary Prospectus and in the Prospectus.

(xix) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of any Seller Agreement and the Securities that are required to be paid by the Seller at or prior to the Closing Date have been paid or will be paid at or prior to the Closing Date.

(xx) At the Closing Date, each of the representations and warranties of the Seller set forth in any Seller Agreement will be true and correct in all material respects.

(xxi) As of its date and at the Applicable Time, the Road Show Information (when considered together with Time of Sale Information) did not, and at the Closing Date will not, contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(xxii) At or prior to the Closing Date, the direction by the Seller to the Trustee to execute, authenticate and deliver the Notes will have been duly authorized by the Seller, and the Offered Notes, when executed and authenticated in accordance with the Indenture, and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be duly and validly issued and outstanding and entitled to the benefits of the Indenture.

(xxiii) The direction by the Seller to the Owner Trustee to execute, authenticate, issue and deliver the Certificates will be duly authorized by the Seller and, assuming the Owner Trustee has been duly authorized to do so, when executed, authenticated, issued and delivered by the Owner Trustee in accordance with the Trust Agreement, the Certificates will be validly issued and outstanding and will be entitled to the benefits of the Trust Agreement.  The direction by the Seller, on behalf of the Trust, to the Holding Trustee to execute, authenticate, issue and deliver the Holding Certificate will be duly authorized by the Seller and, assuming the Holding Trustee has been duly authorized to do so, when executed, authenticated, issued and delivered by the Holding Trustee in accordance with the Holding Trust Agreement, the Holding Certificate will be validly issued and outstanding and will be entitled to the benefits of the Holding Trust Agreement.

(xxiv) A certification executed by the chief executive officer of the Seller, as depositor (the “CEO Certification”), shall have been filed with the Commission in accordance with Item 601(b)(36) of Regulation S-K.

(xxv) The Seller has not engaged any person to provide third-party “due diligence services” (as defined in Rule 17g-10 of the Exchange Act) relating to the Notes, other than the nationally recognized accounting firm who performed certain agreed upon procedures in respect of the Receivables, and delivered to the Sponsor and the Underwriters the Third-Party Diligence Report. The Sponsor or the Seller has complied with Rule 15Ga-2 of the Exchange Act with respect to the Third-Party Diligence Report, other than any breach arising from a breach by any Underwriter of the representation set forth in Section 20(c) of this Agreement, and the Sponsor or the Seller has furnished to the Commission pursuant to EDGAR the Form ABS-15G. Prior to furnishing each Form ABS-15G to the Commission, the Sponsor or the Seller has furnished such Form ABS-15G to the Representatives. Such third party accounting firm consented to the use of the Due Diligence Report in the preparation of the related Form ABS-15G, and no portion of the Form ABS-15G contains any names, addresses, VIN numbers, other personal identifiers or zip codes with respect to any individuals, or any other personally identifiable or other information that would be associated with an individual, including without limitation any “nonpublic personal information” within the meaning of Title V of the Gramm-Leach-Bliley Financial Services Modernization Act of 1999.

(xxvi) Any certificate signed by an officer of the Seller and delivered to the Representatives or the Representatives’ counsel in connection with an offering of the Offered Notes shall be deemed, and shall state that it is, a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section 2.B are made.

(xxvii)   The Seller has complied with Rule 193 of the Exchange Act in connection with the offering of the Notes.

Section 3.  Purchase and Sale. The Underwriters’ commitment to purchase the Offered Notes pursuant to this Agreement shall be deemed to have been made on the basis of the representations and warranties of the Companies herein contained and shall be subject to the terms and conditions herein set forth. The Sponsor agrees to instruct the Trust to issue the Offered Notes to the Underwriters, and the Underwriters agree to purchase, severally and not jointly, the Offered Notes in the respective amounts set forth in Schedule I hereto on the date of issuance thereof. The purchase prices for the Offered Notes shall be as set forth on Schedule I hereto.

Section 4.  Delivery and Payment. Payment of the purchase price for, and delivery of, any Offered Notes to be purchased by the Underwriters shall be made at the office of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York, or at such other place as shall be agreed upon by the Representatives and the Companies, at 10:00 a.m. New York City time on the Closing Date (the “Closing Time”), or at such other time or date as shall be agreed upon in writing by the Representatives and the Companies. Payment shall be made by wire transfer of same day funds payable to the account designated by the Sponsor. Each of the Offered Notes so to be delivered shall be represented by one or more global certificates registered in the name of Cede & Co., as nominee for The Depository Trust Company.

The Companies agree to have authentic copies of the Offered Notes available for inspection and checking by the Underwriters in New York, New York, not later than 12:00 p.m. New York City time on the Business Day prior to the Closing Date.  The original global certificated Notes will be held by the Trustee, in Minneapolis, Minnesota.

Section 5.  Offering by Underwriters. It is understood that the Underwriters propose to offer the Offered Notes for sale to the public as set forth in the Prospectus.  If the Prospectus specifies an initial public offering price or a method by which the price at which such Offered Notes are to be sold, then after the Offered Notes are released for sale to the public, the Underwriters may vary from time to time the public offering price, selling concessions and reallowances to dealers that are members of the Financial Industry Regulatory Authority (“FINRA”) and other terms of sale hereunder and under such selling arrangements.

If the Seller, the Sponsor or an Underwriter determines or becomes aware that any “written communication” (as defined in Rule 405) (including without limitation the Preliminary Prospectus) or oral statement (when considered in conjunction with all information conveyed at the time of the “contract of sale” within the meaning of Rule 159 under the Securities Act and all Commission guidance relating to such rule (the “Contract of Sale”)) made or prepared by the Seller or such Underwriter contains an untrue statement of material fact or omits to state a material fact necessary to make the statements, in light of the circumstances under which they were made, not misleading at the time that a Contract of Sale was entered into, either the Seller or such Underwriter may prepare corrective information, with notice to the other party and such Underwriter shall (i) deliver such information in a manner reasonably acceptable to both parties, to any investor with whom a Contract of Sale was entered into based on such written communication or oral statement, (ii) notify such investor that the prior Contract of Sale with the investor, if any, has been terminated and of the investor’s rights as a result of such agreement and (iii) provide such investor with an opportunity to agree to purchase the Offered Notes on the terms described in the corrected information, in each case as consistent with the Underwriter’s good faith interpretation of the requirements of Commission Release No. 33-8591.

Any costs or losses incurred in connection with any such termination or reformation shall be subject to Section 8 hereof.

Section 6.  Covenants of the Companies. Each of the Companies covenants with the Underwriters as follows:

A. Subject to Section 6.B, it will comply with the requirements of Rules 424(b) and 430D and will notify the Representatives immediately, and confirm the notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectus, (ii) the receipt of any comments from the Commission relating to the Registration Statement, any Free Writing Prospectus, the Preliminary Prospectus, or the Prospectus, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or any document incorporated by reference therein or otherwise deemed to be a part thereof or for additional information, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Free Writing Prospectus or the Preliminary Prospectus, or of the suspension of the qualification of the Notes for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and (v) the happening of any event during the period referred to in Section 6.E which, in the judgment of the Sponsor, makes the Registration Statement or the Prospectus contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Companies will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain as soon as possible the lifting thereof.

B. Prior to the termination of the offering of the Offered Notes, the Sponsor will not file any amendment to the Registration Statement or any amendment, supplement or revision to either the Preliminary Prospectus, any Free Writing Prospectus or to the Prospectus, unless the Sponsor has furnished the Underwriters with a copy for their review prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Underwriters shall reasonably object.

C. It has furnished or will deliver to the Underwriters and counsel for the Underwriters, without charge, a signed copy of the Original Registration Statement and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein or otherwise deemed to be a part thereof) and a signed copy of all consents and certificates of experts, and will also deliver to the Underwriters, without charge, a conformed copy of the Original Registration Statement and of each amendment thereto (without exhibits) for the Underwriters. The copies of the Original Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

D. The Sponsor will deliver to the Underwriters, without charge, electronic copies of the Preliminary Prospectus, each Free Writing Prospectus and the Prospectus, and hereby consents to the use of such electronic copies for purposes permitted by the Securities Act. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

E. It will comply with the Securities Act and the Rules and Regulations, the Exchange Act and the rules and regulations thereunder and the Trust Indenture Act and the rules and regulations thereunder so as to permit the completion of the distribution of the Offered Notes as contemplated in this Agreement, the Sale and Servicing Agreement, the Purchase Agreement, the Indenture, the Trust Agreement, the Registration Statement, any Free Writing Prospectus and the Prospectus. If at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Offered Notes, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel to the Companies, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act or the Rules and Regulations, the Sponsor will promptly prepare and file with the Commission, subject to the review and approval provisions afforded to the Underwriters described in Section 6.B, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the Preliminary Prospectus or the Prospectus comply with such requirements, the Sponsor will use its best efforts to have such amendment or new registration statement declared effective as soon as practicable and the Seller will furnish to the Underwriters, without charge, such number of copies of such amendment or supplement as the Underwriters may reasonably request. Any such filing shall not operate as a waiver or limitation of any right of the Underwriters hereunder.

F. The Seller will use its best efforts, in cooperating with the Sponsor and the Underwriters, to qualify the Offered Notes for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriters may designate, and maintain or cause to be maintained such qualifications in effect for as long as may be required for the distribution of the Offered Notes. The Seller will cause the filing of such statements and reports as may be required by the laws of each jurisdiction in which the Offered Notes have been so qualified.

G. Other than the Class E Notes, the Class N Notes and the Certificates to be transferred in accordance with the terms of the Basic Documents, the Seller will not, without the prior written consent of the Representatives, contract to sell any automobile receivables-backed certificates, automobile receivables-backed notes or other similar securities either directly or indirectly (as through the Sponsor) for a period of five (5) business days after the later of the termination of the syndicate or the date hereof.

H. For a period from the date of this Agreement until the retirement of the Offered Notes, the Seller and the Sponsor will, upon the request of any Underwriter, deliver to such Underwriter as soon as such statements are furnished to the Trustee (to the extent not otherwise available from any publicly available source): (i) the annual statement as to compliance of the Servicer delivered to the Trustee pursuant to Section 4.10(a) of the Sale and Servicing Agreement and the annual assessments of compliance with servicing criteria; (ii) the annual accountants attestations in respect of the annual assessments of compliance and any other statement of a firm of independent public accountants furnished to the Trustee pursuant to Section 4.11 of the Sale and Servicing Agreement with respect to the Servicer; and (iii) the monthly reports furnished to the Noteholders pursuant to Section 5.9 of the Sale and Servicing Agreement.

I. So long as any of the Offered Notes are outstanding, the Seller and the Sponsor will, furnish to the Underwriters (i) as soon as practicable after the end of the fiscal year of the Trust, all documents distributed or required to be distributed by it to the Noteholders and other filings with the Commission pursuant to the Exchange Act, or any order of the Commission thereunder with respect to any securities issued by the Sponsor or the Seller that are (A) non-structured equity or debt offering of the Sponsor or the Seller or (B) the Notes and (ii) from time to time, any other information concerning the Seller and the Sponsor filed with any government or regulatory authority which is otherwise publicly available, as the Underwriters may reasonably request.

J. It will apply the net proceeds from the sale of the Offered Notes in the manner set forth in the Prospectus.

K. If, between the date hereof or, if earlier, the dates as of which information is given in the Prospectus and the Closing Date, to the knowledge of the Seller, there shall have been any material change, or any development involving a prospective material change in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Sponsor or the Seller, the Seller will give prompt written notice thereof to the Underwriters.

L. To the extent, if any, that the ratings provided with respect to the Notes by the Engaged NRSROs that initially rate the Notes are conditional upon the furnishing of documents or the taking of any other actions by the Sponsor or the Seller, the Seller shall use its best efforts to furnish or cause to be furnished such documents and take any such other actions.

M. It will comply with the 17g-5 Representations made by it to Moody’s and S&P with respect to the Notes.

N. Each of the Companies and the Trust will timely comply with all requirements of Rules 15Ga-2 and 17g-10 under the Exchange Act in respect of the Notes and Receivables to the satisfaction of the Representatives.

O. The Seller, as registrant, shall file the CEO Certification with the Commission in accordance with Item 601 (b)(36) of Regulation S-K.

P. The Sponsor or (to the extent permitted by the Credit Risk Retention Rules) one or more Majority-Owned Affiliates will continue to comply with all requirements imposed on the “sponsor of a securitization transaction” by the Credit Risk Retention Rules for so long as those requirements are applicable, including holding the Retained Interest for the duration required in the Credit Risk Retention Rules, without any impermissible hedging, transfer or financing of the Retained Interest. The Sponsor is and will be solely responsible for compliance with the disclosure requirements of the Credit Risk Retention Rules, including the contents of all such disclosures, ensuring that the required pre-sale disclosures are contained in the Preliminary Prospectus, and ensuring that any required post-closing disclosures are provided to investors timely and by an appropriate method that does not require any involvement of the Underwriters.

Section 7.  Conditions of the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Offered Notes pursuant to this Agreement are subject to (i) the accuracy on and as of the Closing Date of the representations and warranties on the part of the Companies herein contained, (ii) the accuracy of the statements of officers of the Companies made pursuant hereto, (iii) the performance by the Companies of all of their respective obligations hereunder, and the performance by the Companies of all of their respective obligations under the Sponsor Agreements and the Seller Agreements and (iv) the following conditions as of the Closing Date:

A. No stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission. Any request of the Commission for inclusion of additional information in the Registration Statement, the Preliminary Prospectus, any Free Writing Prospectus or the Prospectus shall have been complied with.

B. The Underwriters shall have received the Sale and Servicing Agreement, the Indenture, the Purchase Agreement, the Asset Representations Review Agreement, the Trust Agreement, the Holding Trust Agreement and the Offered Notes in form and substance satisfactory to the Underwriters and duly executed by the signatories required pursuant to the respective terms thereof.

C. The Underwriters shall have received from Morgan, Lewis & Bockius LLP, counsel for the Companies, a favorable opinion (or opinions), dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters to the effect that:

(i) Each of the Basic Documents to which any of the Sponsor, the Seller, the Trust or the Holding Trust (each, an “Opinion Party” and collectively, the “Opinion Parties”) is a party (other than the Trust Agreement and the Holding Trust Agreement, as to which no opinion is expressed) constitutes a valid and binding agreement of such Opinion Party, as applicable, enforceable against such Opinion Party in accordance with its respective terms.

(ii) The statements in the Prospectus set forth under the captions "DESCRIPTION OF THE NOTES", "DESCRIPTION OF THE TRANSACTION DOCUMENTS" and "SUMMARY – DESCRIPTION OF THE SECURITIES", insofar as they describe certain provisions of Notes, the Certificates, the Holding Certificate, the Purchase Agreement, the Contribution Agreement, the Trust Agreement, the Holding

Trust Agreement, the Sale and Servicing Agreement, the Asset Representations Review Agreement and the Indenture, are correct in all material respects. The statements in the Prospectus under the caption "MATERIAL LEGAL ASPECTS OF THE AUTOMOBILE LOAN CONTRACTS" insofar as they describe certain provisions of federal or New York law, or federal or New York legal conclusions, are correct in all material respects.

(iii) It is not necessary to register the Trust or the Holding Trust under the 1940 Act. In reaching this conclusion with respect to the Trust, though other exemptions or exclusions may be applicable, the exemption provided by Section 3(c)(6) under the 1940 Act has been relied upon. The Trust is not a “covered fund” within the meaning of the Volcker Rule.

(iv) The Notes have been duly authorized by all requisite action, and, when duly and validly executed by the Owner Trustee and authenticated by the Trustee in accordance with the Indenture and, with respect to the Offered Notes, delivered against payment in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and enforceable against the Trust in accordance with their terms. The Certificates have been duly authorized by all requisite action and, when duly and validly executed by the Owner Trustee in accordance with the Trust Agreement, will be entitled to the benefits of the Trust Agreement and enforceable in accordance with their terms. The Holding Certificate has been duly authorized by all requisite action and, when duly and validly executed by the Holding Trustee in accordance with the Holding Trust Agreement, will be entitled to the benefits of the Holding Trust Agreement and enforceable in accordance with their terms.

(v) The execution and delivery by each of the Opinion Parties of the Basic Documents to which it is a party, and compliance by such Opinion Party, with the provisions thereof will not violate any statute, rule or regulation of the State of New York, or any federal statute, rule, or regulation, in each case that is applicable to such Opinion Party. No consent or approval by, or any notification of or filing with, any New York state or Federal court, public body or authority is required pursuant to New York state or Federal law to be obtained or effected by any Opinion Party in connection with the execution, delivery and performance by such Opinion Party of each of the Basic Documents to which such Opinion Party is a party, except for such consents, approvals, notifications or filings that have been obtained or made.

(vi) The Purchase Agreement creates an enforceable security interest in favor of the Seller in the Sponsor’s right, title and interest in and to the Receivables and the other assets transferred thereunder by the Sponsor to the Seller, and in any identifiable cash proceeds thereof.

(vii) The Sale and Servicing Agreement creates an enforceable security interest in favor of the Trust in the Seller’s right, title and interest in and to the Receivables and the other assets transferred thereunder by the Seller to the Trust, and in any identifiable cash proceeds thereof.

(viii) The Contribution Agreement creates an enforceable security interest in favor of the Holding Trust in the Trust’s right, title and interest in and to the Receivables and the other assets transferred thereunder by the Trust to the Holding Trust, and in any identifiable cash proceeds thereof.

(ix) The Indenture creates an enforceable security interest in favor of the Trustee in the Holding Trust’s and the Trust’s, as applicable, right, title and interest in and to the Receivables and the other assets transferred thereunder by the Holding Trust and the Trust, as applicable, to the Trustee, and in any identifiable cash proceeds thereof.

(x) The statements in the Prospectus set forth under the captions "SUMMARY — TAX STATUS", "SUMMARY — ERISA CONSIDERATIONS", "RISK FACTORS", "U.S. TAX MATTERS" and "ERISA CONSIDERATIONS", as they relate to U.S. federal income tax matters and to the extent that they constitute matters of law or legal conclusions with respect thereto, accurately state all material U.S. federal income tax consequences of the purchase, ownership and disposition of the Notes to the original purchaser.

(xi) Each of the Registration Statement, as of its Effective Date, and the Prospectus, as of its date, complied as to form in all material respects with the applicable requirements of the Securities Act and the regulations thereunder, other than the following (as to which we express no opinion): (i) the financial statements, other financial or accounting information or other statistical or numerical information, tabular or otherwise, contained in or incorporated by reference into the Registration Statement or the Prospectus, (ii) any other documents or information incorporated by reference into the Registration Statement or the Prospectus and (iii) any exhibits to the Registration Statement.

(xii) The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

Morgan, Lewis & Bockius LLP will also confirm that (i) the Registration Statement has been declared effective under the Securities Act, (ii) the Preliminary Prospectus has been filed pursuant to Rule 424(h) of the regulations under the Securities Act within the time period required by Rule 424(h), (iii) the Prospectus has been filed pursuant to Rule 424(b) of the regulations under the Securities Act within the time period required by Rule 424(b) and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

In addition, Morgan, Lewis & Bockius LLP shall state that it has reviewed the Registration Statement, the Preliminary Prospectus and the Prospectus, and participated in conferences with representatives of the Underwriters and representatives of the Sponsor, the Seller, their independent public accountants, and counsel to the Underwriters, regarding such documents and information and related matters. In the course of performing the services referred to above, nothing has come to the attention of Morgan, Lewis & Bockius LLP that caused it to believe that (i) the Registration Statement on the effective date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) Time of Sale Information, on August 26, 2026 contained an untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) the Prospectus, as of its date or as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that Morgan, Lewis & Bockius LLP shall not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Time of Sale Information or the Prospectus, and Morgan, Lewis & Bockius LLP shall not express any belief with respect to (i) the financial statements or other financial, statistical or accounting data or information, tabular or otherwise, contained in or incorporated by reference into the Registration Statement, Time of Sale Information or the Prospectus, (ii) any documents or other information incorporated by reference into the  Registration Statement, the Time of Sale Information or the Prospectus or (iii) any exhibits, schedules or annexes to the Registration Statement, the Time of Sale Information or the Prospectus.  Morgan, Lewis & Bockius LLP shall not assume any responsibility for any omission resulting from the failure of the Time of Sale Information to include information identified in the Time of Sale Information as omitted, to the extent contained in the Prospectus.

D. The Sponsor shall have delivered to the Underwriters a certificate, dated the Closing Date, of an authorized officer of the Sponsor to the effect that the signer of such certificate has carefully examined this Agreement, each Sponsor Agreement and the Prospectus and that: (i) the representations and warranties of the Sponsor in each Sponsor Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date, (ii) the Sponsor has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied at or prior to the Closing Date, (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to such officer’s knowledge, threatened, (iv) there has been no material adverse change in the general affairs, business, management, financial condition, stockholders’ equity, results of operations, regulatory situation or business prospects of the Sponsor, whether or not arising from transactions in the ordinary course of business, except as set forth or contemplated in the Preliminary Prospectus, each Free Writing Prospectus and the Prospectus and (v) nothing has come to such officer’s attention that would lead such officer to believe that the Time of Sale Information, the Road Show Information or the Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The Sponsor shall attach to such certificate (or a separate certificate) a true and correct copy of its certificate of formation, as appropriate, and limited liability company agreement which are in full force and effect on the date of such certificate and a certified true copy of the resolutions of its Board of Managers with respect to the transactions contemplated herein.

E. The Underwriters shall have received from the Seller a certificate dated the Closing Date, of an authorized officer of the Seller to the effect that the signer of such certificate has carefully examined this Agreement, each Seller Agreement and the Prospectus and that: (i) the representations and warranties of the Seller in each Seller Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date, (ii) the Seller has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied in all material respects at or prior to the Closing Date, (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to such officer’s knowledge, threatened, (iv) there has been no material adverse change in the general affairs, business, management, financial condition, stockholders’ equity, results of operations, regulatory situation or business prospects of the Seller whether or not arising from transactions in the ordinary course of business, except as set forth or contemplated in the Preliminary Prospectus, each Free Writing Prospectus and the Prospectus and (v) nothing has come to such officer’s attention that would lead such officer to believe that the Time of Sale Information, the Road Show Information or the Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The Seller shall attach to such certificate a true and correct copy of its certificate of formation and limited liability company agreement which are in full force and effect on the date of such certificate and a certified true copy of the resolutions of its Board of Managers with respect to the transactions contemplated herein.

F. The Underwriters shall have received from in-house counsel of the Companies a favorable opinion, dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters to the effect that:

(i) The Sponsor has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware. The Seller has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware. Each of the Sponsor and the Seller has full corporate power to own its property or assets and to conduct its business as presently conducted by it and as described in the Preliminary Prospectus and the Prospectus, and is in good standing in each jurisdiction in which the conduct of its business or the ownership of its property or assets requires such qualification or where the failure to be so qualified would have a material adverse effect on its general affairs, business, management, financial condition, stockholders’ equity, results of operations, regulatory situation or business prospects.

(ii) Each Sponsor Agreement and each Seller Agreement has been duly authorized, executed and delivered by authorized officers or signers of the Sponsor or the Seller, as appropriate.

(iii) The execution, delivery and performance of each Sponsor Agreement by the Sponsor will not (a) contravene any provision of law, statute, rule or regulation to which the Sponsor is subject, or contravene or result in any breach of any agreement, mortgage, indenture, deed of trust or other instrument to which the Sponsor or its properties may be subject and which are material to its businesses, or contravene, result in any breach of, or result in the creation of any mortgage, lien, pledge or encumbrance in respect of any property of the Sponsor (other than liens effected by the Sponsor Agreements or for which appropriate third-party consents and approvals have been obtained); (b) contravene any judgment, decree, license, order or permit to which the Sponsor is a party; or (c) violate any provision of the certificate of formation or limited liability company agreement of the Sponsor.

(iv) The execution, delivery and performance of each Seller Agreement by the Seller will not (a) contravene any provision of law, statute, rule or regulation to which the Seller is subject, or contravene or result in any breach of any agreement, mortgage, indenture, deed of trust or other instrument to which the Seller or its properties may be subject and which are material to its businesses, or contravene, result in any breach of, or result in the creation of any mortgage, lien, pledge or encumbrance in respect of any property of the Seller (other than liens effected by the Seller Agreements or for which appropriate third-party consents and approvals have been obtained); (b) contravene any judgment, decree, license, order or permit to which the Seller is a party; or (c) violate any provision of the certificate of formation or limited liability company agreement of the Seller.

(v) No authorization, approval, consent or order of, or filing with, any court or governmental agency or authority of the State of Delaware is necessary in connection with the execution, delivery and performance by the Sponsor of any Sponsor Agreement except such as may be required under the Securities Act or state securities laws with respect to the transfer of the Receivables to the Trust pursuant to the Sale and Servicing Agreement or to the Holding Trust pursuant to the Contribution Agreement and such other approvals or consents as have been obtained.

(vi) No authorization, approval, consent or order of, or filing with, any court or governmental agency or authority of the State of Delaware is necessary in connection with the execution, delivery and performance by the Seller of any Seller Agreement, except such as may be required under the Securities Act or state securities laws with respect to the transfer of the Receivables to the Trust pursuant to the Sale and Servicing Agreement or to the Holding Trust pursuant to the Contribution Agreement and such other approvals or consents as have been obtained.

(vii) There are no actions, proceedings or investigations pending before or threatened by any court, administrative agency or other tribunal to which the Sponsor or the Seller is a party or of which any property or assets of the Sponsor or the Seller is the subject, and no such proceedings are to the best of such counsel’s knowledge threatened or contemplated by governmental authorities against the Sponsor, the Seller, the Holding Trust or the Trust, (A) that are required to be disclosed in the Prospectus, other than those disclosed in the Prospectus, (B) which if determined adversely to it are likely to have a material adverse effect individually, or in the aggregate, on the general affairs, business, management, financial condition, stockholders’ equity, results of operations, regulatory situation or business prospects of the Sponsor or the Seller, other than as disclosed in the Prospectus, (C) asserting the invalidity of any Sponsor Agreement or any Seller Agreement, in whole or in part, or the Securities, (D) seeking to prevent the issuance of the Securities or the consummation by the Sponsor or the Seller of any of the transactions contemplated by any Sponsor Agreement or any Seller Agreement, respectively, in whole or in part, (E) which if determined adversely is likely to materially and adversely affect the performance by the Sponsor or the Seller of its obligations under, or the validity or enforceability of, any Sponsor Agreement or any Seller Agreement, respectively, in whole or in part, or the Securities, or (F) which seek to affect adversely the federal or state income tax attributes of the Securities.

G. The Underwriters shall have received from Dechert LLP, counsel for the Underwriters, a “negative assurance letter” in a form agreed to by such counsel and the Underwriters.

H. The Underwriters shall have received from counsel to the Trustee, a favorable opinion dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, to the effect that:

(i) The Trustee (as Trustee and Backup Servicer) has been duly incorporated and is validly existing as a national banking association in good standing under the laws of the United States of America.

(ii) The Trustee (as Trustee and Backup Servicer) has full corporate trust power and authority to enter into and perform its obligations under the Indenture and the Sale and Servicing Agreement, as the case may be, including, but not limited to, its obligation to serve in the capacities of Trustee and Backup Servicer and to execute, issue, countersign and deliver the Notes.

(iii) The Indenture, the Sale and Servicing Agreement and the Asset Representations Review Agreement have been duly authorized, executed and delivered by the Trustee (as Trustee and Backup Servicer) and constitute a legal, valid and binding obligation of the Trustee enforceable against the Trustee, in accordance with its terms, except that as to enforceability such enforcement may (A) be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and (B) be limited by general principles of equity (whether considered in a proceeding at law or in equity).

(iv) The Notes have been duly authorized, executed, authenticated and issued by the Trustee on behalf of the Trust in accordance with the Indenture.

(v) The execution, delivery and performance of the Indenture, the Sale and Servicing Agreement, the Asset Representations Review Agreement and the Notes by the Trustee (as Trustee and Backup Servicer) will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Trustee pursuant to the terms of the articles of association or the by-laws of the Trustee or any statute, rule, regulation or order of any governmental agency or body, or any court having jurisdiction over the Trustee or its property or assets or any agreement or instrument known to such counsel, to which the Trustee is a party or by which the Trustee or any of its respective property or assets is bound.

(vi) No authorization, approval, consent or order of, or filing with, any state or federal court or governmental agency or authority is necessary in connection with the execution, delivery and performance by the Trustee or Backup Servicer of the Indenture, the Sale and Servicing Agreement, the Asset Representations Review Agreement and the Notes, as applicable.

I. The Underwriters shall have received from counsel to the Owner Trustee and the Holding Trustee a favorable opinion dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, to the effect that:

(i) WTC has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the State of Delaware.

(ii) WTC has the power and authority to execute, deliver and perform the Trust Agreement and the Holding Trust Agreement, and to consummate the transactions contemplated thereby.

(iii) The Trust Agreement and the Holding Trust Agreement have been duly authorized, executed and delivered by WTC and constitute a legal, valid and binding obligation of WTC enforceable against WTC, in accordance with their respective terms, except that as to enforceability such enforcement may (A) be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and (B) be limited by general principles of equity (whether considered in a proceeding at law or in equity).

(iv) Neither the execution, delivery and performance by WTC of the Trust Agreement or the Holding Trust Agreement, nor the consummation of the transactions contemplated thereby, nor compliance with the terms thereof conflict with or result in a breach of, or constitute a default under the provisions of, WTC’s certificate of incorporation or by-laws or any law, rule or regulation of the State of Delaware governing the trust powers of WTC.

(v) No consent, approval or other authorization of, or registration, declaration or filing with, any court or governmental agency or commission of the State of Delaware is required by or with respect to WTC for the valid execution and delivery of the Trust Agreement and the Holding Trust Agreement, or for the validity or enforceability thereof, other than the filing of the respective Certificates of Trust.

J. The Underwriters shall have received from special Delaware counsel to the Trust and the Holding Trust a favorable opinion dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters (which opinion may contain exceptions, qualifications and assumptions as are standard in opinions delivered in similar transactions), to the effect that:

(i) Each of the Trust and the Holding Trust has been duly formed and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq. (the “Act”).

(ii) Each of the Trust and the Holding Trust has the power and authority, pursuant to the Trust Agreement or the Holding Trust Agreement, as applicable, and the Act, to execute, deliver and perform its obligations under the trust documents, to issue the Notes, the Certificates and the Holding Certificate, as applicable, and to grant the related trust estate to the Trustee or the Holding Trustee, as applicable, as security for the Notes or the Certificates, as applicable.

(iii) The trust documents have been duly authorized, executed and delivered by the Trust or the Holding Trust, as applicable. The Notes have been duly authorized and executed by the Trust.

(iv) When the Certificates are duly executed by the Trust and duly authenticated by the Owner Trustee in accordance with the Trust Agreement, the Certificates will be validly issued and entitled to the benefits of the Trust Agreement.  When the Holding Certificate is duly executed by the Holding Trust and duly authenticated by the Holding Trustee in accordance with the Holding Trust Agreement, the Holding Certificate will be validly issued and entitled to the benefits of the Holding Trust Agreement.

(v) Under § 3805(b) of the Act, no creditor of any certificateholder shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Trust or the Holding Trust except in accordance with the terms of the Trust Agreement or the Holding Trust Agreement, as applicable.

(vi) Under § 3805(c) of the Act, except to the extent otherwise provided in the Trust Agreement or the Holding Trust Agreement, as applicable, a certificateholder has no interest in specific trust property.

(vii) Neither the Owner Trustee nor the Holding Trustee is required to hold legal title to the trust estate in order for the Trust or the Holding Trust, as applicable, to qualify as a statutory trust under the Act.

(viii) Neither the execution, delivery and performance by the Trust or the Holding Trust of the trust documents, nor the consummation by the Trust or the Holding Trust of any of the transactions contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the respective Certificates of Trust with the Secretary of State.

(ix) Neither the execution, delivery and performance by the Trust and the Holding Trust of the applicable trust documents, nor the consummation by the Trust and the Holding Trust of the transactions contemplated thereby, is in violation of the Trust Agreement or the Holding Trust Agreement, as applicable, or of any law, rule or regulation of the State of Delaware applicable to the Trust or the Holding Trust, as applicable.

(x) Under Section 3808(a) and (b) of the Act, neither the Trust nor the Holding Trust may be terminated or revoked by any Certificateholder, and the dissolution, termination or bankruptcy of any Certificateholder shall not result in the termination or dissolution of the Trust or the Holding Trust, as applicable, except to the extent otherwise provided in the Trust Agreement or the Holding Trust Agreement, as applicable.

K. Citibank, in its capacity as Trustee, shall have furnished to the Underwriters a certificate of Citibank, signed by one or more duly authorized officers of Citibank, dated the Closing Date, as to the due authorization, execution and delivery of the Indenture, the Asset Representations Review Agreement and the Sale and Servicing Agreement by Citibank and the acceptance by the Trustee of the trust created thereby and the due execution and delivery of the Notes by the Trustee thereunder and such other matters as the Underwriters shall reasonably request.

L. WTC, in its capacity as Owner Trustee, shall have furnished to the Underwriters a certificate of WTC, signed by one or more duly authorized officers of WTC, dated the Closing Date, as to the due authorization, execution and delivery of the Trust Agreement and the Holding Trust Agreement by WTC and the acceptance by WTC of the trust created thereby and the due execution and delivery of the Certificates and the Holding Certificate by WTC thereunder and such other matters as the Underwriters shall reasonably request.

M. The Underwriters shall have received from counsel to the Asset Representations Reviewer a favorable opinion dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, about certain corporate matters relating to the Asset Representations Reviewer.

N. On the Closing Date, the Offered Notes shall have received the ratings set forth in the Ratings FWP.

O. The Underwriters shall have received from Morgan, Lewis & Bockius LLP, counsel to the Companies, a favorable opinion, dated the Closing Date and satisfactory in form and substance to the Representatives and counsel for the Underwriters, as to true sale and non-consolidation matters relating to the transaction, and the Underwriters shall be addressees of any opinions of counsel supplied to the Engaged NRSROs relating to the Notes.

P. All proceedings in connection with the transactions contemplated by this Agreement, and all documents incident hereto, shall be reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters, and the Underwriters and counsel for the Underwriters shall have received such other information, opinions, certificates and documents as they may reasonably request in writing.

Q. The Preliminary Prospectus, each Free Writing Prospectus, the Prospectus and any amendments and supplements thereto and the CEO Certification shall have been filed (if required) with the Commission in accordance with the rules and regulations under the Securities

Act and Section 2 hereof, and prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be contemplated by the Commission or by any authority administering any state securities or Blue Sky law.

R. On the Closing Date the Underwriters shall have received from the third party accounting firm engaged by the Sponsor for the purpose of providing the Third-Party Diligence Report as set forth in Section 2(A)(xxiii) a letter dated as of the Closing Date in the form heretofore agreed to regarding the Preliminary Prospectus and the Prospectus, each dated as of the review date, the date of the Preliminary Prospectus or the date of the Prospectus, as applicable.

S. If not previously provided in a calendar year with respect to such state, the Underwriters shall have received from local counsel to the Companies, in each state where there is a concentration of 10% or more of the Receivables, an opinion (or opinions) dated as of the Closing Date (or as of any other date as specified by the Engaged NRSROs to maintain the required ratings on the Notes) as to the perfection of security interests in automobiles in such state.

If any condition specified in this Section 7 shall not have been fulfilled when and as required to be fulfilled, (i) this Agreement may be terminated by the Representatives by notice to both of the Companies at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Section 8 and (ii) the provisions of Section 8, the indemnity set forth in Section 9, the contribution provisions set forth in Section 9 and the provisions of Sections 12 and 15 shall remain in effect.

Section 8.  Payment of Expenses. The Companies agree to pay the following expenses incident to the performance of the Companies’ obligations under this Agreement, (i) the filing of the Registration Statement and all amendments thereto, (ii) the duplication and delivery to the Underwriters, in such quantities as the Underwriters may reasonably request, of copies of this Agreement, (iii) the preparation, issuance and delivery of the Offered Notes, (iv) the fees and disbursements of Morgan, Lewis & Bockius LLP, counsel to the Companies, (v) the fees and disbursements of the third party referenced in Section 7(R) above, (vi) the qualification of the Offered Notes under securities and Blue Sky laws and the determination of the eligibility of the Offered Notes for investment in accordance with the provisions hereof, including filing fees and the fees and disbursements of Dechert LLP, counsel to the Underwriters, in connection therewith and in connection with the preparation of any Blue Sky survey, (vii) the printing and delivery to the Underwriters in such quantities as the Underwriters may reasonably request, of copies of the Registration Statement and the Prospectus and all amendments and supplements thereto, and of any Blue Sky survey, (viii) the duplication and delivery to the Underwriters, in such quantities as the Underwriters may reasonably request, of copies of the Sale and Servicing Agreement, the Indenture, the Trust Agreement and the other transaction documents, (ix) the fees charged by nationally recognized statistical rating agencies for rating the Offered Notes, (x) the fees and expenses of the Trustee and its counsel, (xi) the fees and expenses of the Owner Trustee and its counsel, (xii) the fees and expenses of the Asset Representations Reviewer and its counsel and (xiii) the costs and expenses (including any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the

Offered Notes made by the Underwriters caused by a breach of the representations contained in Section 2.A(iv), (v) and (vi).

If this Agreement is terminated by the Representatives in accordance with the provisions of Section 7, the Companies shall reimburse the Representatives for all reasonable third-party out-of-pocket expenses, including the reasonable fees and disbursements of Dechert LLP, the Underwriters’ counsel.

Section 9.  Indemnification

A. Each of the Sponsor and the Seller agrees to severally and jointly indemnify and hold harmless each Underwriter, its directors, officers, employees, agents and each person, if any, who controls such Underwriter within the meaning of the Securities Act or the Exchange Act, from and against any and all loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Offered Notes), to which such Underwriter, director, officer, employee, agent or any such controlling person may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the 430D Information), the Preliminary Prospectus, each Free Writing Prospectus (other than any Derived Information included therein), any issuer free writing prospectus, the Prospectus or any amendment, exhibit or supplement thereto (in each case, other than in the Underwriter Information) or the Form ABS-15G, (ii) the omission or alleged omission to state in the Registration Statement (including the 430D Information) (other than in the Underwriter Information) a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) the omission or alleged omission to state in the Preliminary Prospectus, each Free Writing Prospectus (other than any Derived Information (as defined below) included therein), any issuer free writing prospectus, the Prospectus (in each case, other than in the Underwriter Information) or the Form ABS-15G a material fact required to be stated or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Underwriter and any such director, officer, employee, agent and each such controlling person promptly upon demand for any documented legal or documented other expenses reasonably incurred by such Underwriter or any such director, officer, employee, agent or such controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred (including legal fees and any fees of local counsel). For the avoidance of doubt, the Road Show Information (other than any Derived Information included therein) shall constitute an “issuer free writing prospectus.”

The foregoing indemnity agreement is in addition to any liability which the Sponsor or the Seller may otherwise have to the Underwriters or any controlling person of any of the Underwriters.

B. Each of the Underwriters agrees to severally and not jointly indemnify and hold harmless the Sponsor, the Seller, the directors and the officers of the Sponsor and the Seller who signed the Registration Statement, and each person, if any, who controls the Sponsor or the

Seller within the meaning of the Securities Act or the Exchange Act against any and all loss, claim, damage or liability, or any action in respect thereof, to which the Sponsor, the Seller or any such director, officer or controlling person may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact relating to such Underwriter contained in the Underwriter Information, or (ii) the omission or alleged omission to state therein a material fact relating to such Underwriter required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and shall reimburse the Sponsor or the Seller, as applicable, promptly on demand, and any such director, officer or controlling person for any documented legal or other documented expenses reasonably incurred by the Sponsor, the Seller or any director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred, except as expressly limited herein; provided, however, that in no case shall any Underwriter be responsible for any amount in excess of the underwriting discount applicable to the Offered Notes purchased by such Underwriter.

Except as otherwise expressly provided, the foregoing indemnity agreement is in addition to any liability which the Underwriters may otherwise have to the Sponsor, the Seller or any such director, officer or controlling person.

C. Promptly after receipt by any indemnified party under this Section 9 of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, promptly notify the indemnifying party in writing of the claim or the commencement of that action; provided however, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent it has been materially prejudiced by such failure; and provided, further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 9.

If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party, unless such indemnified party reasonably objects to such assumption on the ground that there may be legal defenses available to it which are different from or in addition to those available to such indemnifying party.  Notwithstanding the foregoing, the indemnifying party shall not be entitled to participate in, or assume the defense of, any such claim or action against an indemnified party brought by a governmental agency, regulatory authority or self-regulatory authority having or claiming to have jurisdiction over the business or financial affairs of such indemnified party or any of its affiliates, unless such indemnified party consents to such participation or assumption.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, except to the extent provided in the next following paragraph, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any fees and expenses of counsel subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Representatives, if the indemnified parties under this Section 9 consist of the Underwriters or any of their controlling persons, or by the Companies, if the indemnified parties under this Section 9 consist of either of the Companies or any of the Companies’ directors, officers or controlling persons, but in either case reasonably satisfactory to the indemnified party.

Each indemnified party, as a condition of the indemnity agreements contained in Sections 9.A and B, shall use its reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

D. Each Underwriter, severally and not jointly, covenants and agrees that it has not and will not distribute any Other Offering Document unless (i) it has notified the Companies of its intention to distribute such Other Offering Document prior to its distribution thereof and (ii) it provides the Companies with a copy of such Other Offering Document in an electronic format prior to or simultaneously with its initial distribution of such Other Offering Document.  “Other Offering Document” means any “written communication” (as defined in Rule 405 of the Rules and Regulations) relating to the offer and sale of the Offered Notes that would constitute a “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations), including but not limited to any “ABS information and computational materials” (as defined in Item 1101(a) of Regulation AB under the Securities Act); provided, that, for the avoidance of doubt, written communication will include the Road Show Information and CDI Intex files only to the extent that they contain any Issuer Information that is not also included in the Preliminary Prospectus, but will exclude any such written communication that consists solely of postings that are initially made by any Underwriter on the Bloomberg system, or otherwise via e-mail and that contains only identifying information regarding the Trust, the Holding Trust and the Offered Notes; the expected closing date and first payment date for the Offered Notes; the expected principal amount, expected weighted average life, expected ratings, expected periods for payments of principal, expected final payment date, expected legal final payment date and expected interest rate index for each class of Offered Notes; preliminary guidance as to the interest rate and/or yield for each class of Offered Notes (but not final interest rate or yield information); information regarding the principal amount of the Offered Notes being offered by each Underwriter; other similar or related information such as expected pricing parameters, status of subscriptions and Underwriter’s retentions and ERISA eligibility; and/or any legends regarding the contents of such written communication.

E. (i) Each Underwriter agrees, assuming all Issuer Information (defined below) is accurate and complete in all material respects, to severally and not jointly indemnify and hold harmless the Sponsor, each of the Sponsor’s officers, directors and each person who controls the Sponsor within the meaning of Section 15 of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in the Derived Information (as defined below) provided by such Underwriter, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, when taken as a whole together with the Time of Sale Information in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by him, her or it in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that in no case shall any Underwriter be responsible for any amount in excess of the underwriting discount applicable to the Offered Notes purchased by such Underwriter; provided, further, that no Underwriter shall be liable to the extent that any such loss, claim, damage or liability arises out of or is based upon any statement in or omission from any Derived Information in reliance upon and in conformity with (A) any written information furnished to the related Underwriter by the Sponsor or Seller expressly for use therein, which information was not corrected by information subsequently provided by the Sponsor or Seller to the related Underwriter prior to the time of use of such Derived Information, (B) information accurately extracted from any Preliminary Prospectus or Prospectus, which information was not corrected by information subsequently provided by the Sponsor or Seller to the related Underwriter prior to the time of use of such Derived Information or (C) Issuer Information (as defined in Section 9.F). The obligations of each of the Underwriters under this Section 9.E(i) shall be in addition to any liability which such Underwriter may otherwise have.

(ii) Each of the Sponsor and the Seller agrees to indemnify and hold harmless each Underwriter, each of such Underwriter’s officers, directors, employees, agents and each person who controls such Underwriter within the meaning of Section 15 of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in the Issuer Information, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by him, her or it in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action as such expenses are incurred. The Sponsor’s and Seller’s obligation under this Section 9.E(ii) shall be in addition to any liability which each may otherwise have to the Underwriters.

The procedures set forth in Section 9.C shall be equally applicable to this Section 9.E.

F. For purposes of this Section 9, the term “Derived Information” means such information, if any, contained in any Other Offering Document that:

(i) is not contained in the Registration Statement, the Preliminary Prospectus or the Prospectus, taking into account information incorporated into the Registration Statement, the Preliminary Prospectus or the Prospectus by reference; and

(ii) does not constitute Issuer Information.

For the avoidance of doubt, “Derived Information” will include any information that would otherwise constitute Issuer Information but that was not accurately extracted or transcribed by any Underwriter for use or incorporation in any Other Offering Document.

“Issuer Information” means (i) any computer tape furnished to the Underwriters by the Sponsor or the Seller concerning the Receivables comprising the assets of the Holding Trust (including any such information intended for use or incorporation in any Other Offering Document), (ii) the Registration Statement, the Preliminary Prospectus and the Prospectus (in each case, other than in the Underwriter Information) and (iii) any other textual information (including, without limitation, the Road Show Information) furnished by the Companies to the Underwriters for inclusion in any Other Offering Document that constitutes “issuer information” (as defined in Rule 433(h)(2) of the Rules and Regulations and footnote 271 of the Securities Act Release No. 33-8591). For the avoidance of doubt textual information will include CDI Intex Files that do not contain any Issuer Information other than Issuer Information included in the Preliminary Prospectus but will exclude any such written communication that consists solely of communications via e-mail and that contains only identifying information regarding the Trust, the Holding Trust and the Notes; the expected closing date and first payment date for the Notes; the expected principal amount, expected weighted average life, expected ratings, expected periods for payments of principal, expected final payment date, expected legal final payment date and expected interest rate index for each class of Notes; preliminary guidance as to the interest rate and/or yield for each class of Notes (but not final interest rate or yield information);

information regarding the principal amount of the Notes being offered by each Underwriter; other similar or related information such as expected pricing parameters, status of subscriptions and Underwriter’s retentions and ERISA eligibility; and/or any legends regarding the contents of such written communication.

G. If the indemnification provided for in this Section 9 shall for any reason be unavailable or insufficient to hold harmless an indemnified party under Section 9.A, 9.B or 9.E in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute severally and not jointly to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Sponsor and the Seller on the one hand and the Underwriters on the other from the offering of the Offered Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Sponsor and the Seller on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.

The relative benefits of the Underwriters, on the one hand, and the Seller and the Sponsor, on the other hand, shall be deemed to be in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the public offering price appearing on the cover page of the Prospectus.

The relative fault of the Underwriters, the Seller and the Sponsor shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Sponsor, the Seller or by one of the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission and other equitable considerations.

The Sponsor, the Seller and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 9.G were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 9.G shall be deemed to include, for purposes of this Section 9.G, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

Each person, if any, who controls each Underwriter within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as each of the Underwriters and each director of the Sponsor and/or the Seller, each officer of the Sponsor and/or the Seller who signed the Registration Statement, and each person, if any, who controls the Sponsor and/or the Seller within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Sponsor.

In no case shall any Underwriter be responsible for any amount under this Section 9.G, in excess of the underwriting discount applicable to the Offered Notes purchased by such Underwriter hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

H. The Underwriters severally and not jointly confirm that the Underwriter Information, is correct in all material respects and constitutes the only information furnished in writing to the Sponsor or the Seller by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

Section 10.  Default by One or More of the Underwriters. If one or more of the Underwriters participating in the public offering of the Offered Notes shall fail at the Closing Date to purchase the Offered Notes which it is obligated to purchase hereunder (the “Defaulted Securities”), then the non-defaulting Underwriters shall have the right, within 24 hours thereafter, to make arrangements to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, the Underwriters have not completed such arrangements within such 24-hour period, then:

A. if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Offered Notes to be purchased pursuant to this Agreement, the non-defaulting Underwriters shall be obligated, pro rata in the proportion shown in the attached Schedule I as to each non-defaulting Underwriter (“Pro Rata”) (unless the non-defaulting Underwriters agree among themselves to a different allocation) to purchase the full amount thereof, or

B. if the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of the Offered Notes to be purchased pursuant to this Agreement, (a) no non-defaulting Underwriters shall be required to purchase any Offered Notes which were to be purchased by the defaulting Underwriter, (b) the non-defaulting Underwriters may elect to purchase the remaining amount Pro Rata (unless the non-defaulting Underwriters agree among themselves to a different allocation) provided that if the non-defaulting Underwriters have not agreed to purchase the entire aggregate principal amount of the Offered Notes, then this Agreement shall terminate, without any liability on the part of the non-defaulting Underwriters.

No action taken pursuant to this Section shall relieve the defaulting Underwriter from the liability with respect to any default of such Underwriter under this Agreement.

In the event of a default by any Underwriter as set forth in this Section, each of the Underwriters and the Seller shall have the right to postpone the Closing Date for a period not exceeding five (5) Business Days in order that any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements may be effected.

Section 11.  Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Sponsor and the Seller prior to delivery of and payment for the Offered Notes if prior to such time (i) any change, or any development involving a prospective change, would have a material adverse effect on the general affairs, business, management, financial condition, stockholders’ equity, results of operations, regulatory situation or business prospects of the Trust, the Sponsor or the Seller which, in the reasonable judgment of the Representatives, materially impairs the investment quality of the Offered Notes or makes it impractical or inadvisable to market the Offered Notes; (ii) the Offered Notes have been placed on credit watch or review by Moody’s or S&P with negative implications; (iii) trading in securities generally on the New York Stock Exchange or the National Association of Securities Dealers National Market System shall have been suspended or limited, or minimum prices shall have been established on such exchange or market system; (iv) a banking moratorium shall have been declared by either federal or New York State authorities; (v) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis or change in the financial markets, the effect of which is a material adverse effect on the practicality or advisability of proceeding with the completion of the sale and payment for the Offered Notes; or (vi) any material disruption in securities settlement, payment or clearance services shall have occurred in the United States. Upon such notice being given, the parties to this Agreement shall (except for any liability arising before or in relation to such termination) be released and discharged from their respective obligations under this Agreement.

Section 12.  Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Companies submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or controlling person of the Underwriters, or by or on behalf of the Companies or any officers, directors or controlling persons and shall survive delivery of any Offered Notes to the Underwriters or any controlling person.

Section 13.  Absence of Fiduciary Relationship. The Sponsor and the Seller acknowledge and agree that:

A. The Underwriters have been retained solely to act as Underwriters in connection with the sale of the Offered Notes and are acting solely in the capacity of an arm’s length contractual counterparty to the Sponsor and the Seller, and that no fiduciary, advisory or agency relationship between the Sponsor and/or the Seller and the Underwriters has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Underwriters have advised or are advising the Sponsor, the Seller and/or any of their respective affiliates on other matters;

B. No Underwriter is advising the Sponsor, the Seller or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Sponsor and the Seller shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and no Underwriter shall have any responsibility or liability to the Sponsor or the Seller with respect thereto. Any review by any Underwriter of the Sponsor, the Seller, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of such Underwriter and shall not be on behalf of the Sponsor or the Seller;

C. The price of the Offered Notes set forth in this Agreement was established by the Seller following discussions and arms-length negotiations with the Representatives and the

Sponsor and the Seller are capable of evaluating and understanding, and understand and accept, the terms, risks and conditions of the transactions contemplated by this Agreement;

D. The Sponsor and the Seller have been advised that the Underwriters and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Sponsor and/or the Seller and that the Underwriters have no obligation to disclose such interests and transactions to the Sponsor and/or the Seller by virtue of any fiduciary, advisory or agency relationship; and

E. Each of the Sponsor and the Seller waives, to the fullest extent permitted by law, any claims it may have against the Underwriters for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Underwriters shall have no liability (whether direct or indirect) to the Sponsor or the Seller in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Sponsor or the Seller, including stockholders, employees or creditors of the Sponsor or the Seller.

Section 14.  Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication to:

The Representatives:
Wells Fargo Securities, LLC
550 South Tryon Street
MAC D1086-051
Charlotte, North Carolina 28202

BMO Capital Markets Corp.
320 South Canal Street, 4th Floor
Chicago, Illinois 60606

Deutsche Bank Securities Inc.
1 Columbus Circle
New York, New York 10019

J.P. Morgan Securities LLC
270 Park Avenue, 4th Floor
New York, New York 10017

The Sponsor:	Exeter Finance LLC 2101 W. John Carpenter Freeway Irving, Texas 75063

The Seller:	EFCAR, LLC 2101 W. John Carpenter Freeway Irving, Texas 75063

Section 15.  Parties. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective successors or assigns. Nothing expressed or mentioned in this

Agreement is intended nor shall it be construed to give any person, firm or corporation, other than the parties hereto or thereto and their respective successors and the controlling persons and officers and directors referred to in Section 9 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives (to the extent of their rights as specified herein and therein) and except as provided above for the benefit of no other person, firm or corporation. No purchaser of the Offered Notes from the Representatives shall be deemed to be a successor by reason merely of such purchase.

Section 16.  GOVERNING LAW; VENUE. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE, SUIT ACTION OR PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIPS OF THE PARTIES AND/OR THE INTERPRETATIONS AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES HERETO HEREBY AGREES TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK, COUNTY OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

Section 17.  WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

Section 18.  Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but together they shall constitute but one instrument.  Any signature delivered by a party in Portable Document Format (PDF) via electronic mail shall be deemed to be an original signature hereto.  The words “executed,” “signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signature pages, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”) and other electronic signatures.  The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

Section 19.  Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of or affect the meaning or interpretation of, this Agreement.

Section 20.  Underwriter Representations and Covenants.

A. The Underwriters severally and not jointly agree that, without the prior consent of the Sponsor, they will not provide to any “nationally recognized statistical rating organization” (within the meaning of the Exchange Act) (a “NRSRO”) any information, written or oral, related to the Trust, the Holding Trust, the Notes, the Receivables, the transaction contemplated by this Agreement or the other Basic Documents, or any other information for the purpose of (x) determining an initial credit rating for the Notes (as contemplated by Rule 17g-5(a)(3)(iii)(C)) or (y) undertaking credit rating surveillance for the Notes (as contemplated by Rule 17g-5(a)(3)(iii)(D)); provided, however, that if an Underwriter receives any communication from a NRSRO with respect to the Notes, such Underwriter is authorized to inform such NRSRO that it will respond to the communication only with a designated representative from the Sponsor or refer such NRSRO to the Sponsor so that the Sponsor can respond to the communication.

B. Each Underwriter, severally and not jointly, represents and agrees that:

(i)
it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (as amended, the “FSMA”)) received by it in connection with the issue or sale of any Offered Notes in circumstances in which Section 21(1) of the FSMA does not apply to the Trust or the depositor;

(ii)
it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to any Offered Notes in, from or otherwise involving the United Kingdom (the “UK”); and

(iii)
if any class of Notes has a final scheduled distribution date falling less than one year after the Closing Date, no Notes of such class have been or will be offered in the UK or to any UK person, and no proceeds of such class of Notes will be received in the UK.

C. Each Underwriter, severally and not jointly, represents and agrees that it has not offered, sold, distributed or otherwise made available and will not offer, sell, distribute or otherwise make available any Offered Notes to any EU retail investor in the European Economic Area.  For these purposes:

(i)
the expression “EU retail investor” means a person who is one (or more) of the following: (A) a retail client, as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (B) a customer within the meaning of Directive (EU) 2016/97, as amended, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (C) not a qualified investor, as defined in Article 2 of Regulation (EU) 2017/1129 (as amended, the “EU Prospectus Regulation”); and

(ii)
the expression “offer” includes the communication in any form and by any means of sufficient information on the terms of the offer and the Offered Notes to be offered so as to enable an investor to decide to purchase or subscribe for the Offered Notes.

D. Each Underwriter, severally and not jointly, represents and agrees that it has not offered, sold, distributed or otherwise made available and will not offer, sell, distribute or otherwise make available any Offered Notes to any UK retail investor in the UK.  For these purposes:

(i)
the expression “UK retail investor” means a person who is either one (or both) of the following: (A) not a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of UK domestic law by virtue of the European Union (Withdrawal) Act 2018 (as amended, the “EUWA”), and as amended; or (B) not a qualified investor, as defined in paragraph 15 of Schedule 1 to the Public Offers and Admissions to Trading Regulations 2024, and as amended; and

(ii)
the expression “offer” includes the communication in any form and by any means of sufficient information on the terms of the offer and the Offered Notes to be offered so as to enable an investor to decide to buy or subscribe for the Offered Notes.

E. Each Underwriter severally and not jointly represents that it has not engaged any person to provide third-party “due diligence services” (as defined in Rule 17g-10 under the Exchange Act) relating to the Offered Notes.

F. Prior to entering into any Contract of Sale, each Underwriter shall convey the Time of Sale Information to the prospective investor.

Section 21.  Recognition of the U.S. Special Resolution Regimes.  The parties hereto hereby agree that:

(a) in the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under such U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States; and

(b) in the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under such U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

Solely for the purposes of this Section 21, the following terms shall have the definitions as set forth below:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

Section 22.  Miscellaneous. Time shall be of the essence to this Agreement. This Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof, other than the Certificates. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought.

[Remainder of Page Intentionally Left Blank]

If the foregoing is in accordance with the Representatives’ understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between the Representatives, the Sponsor and the Seller in accordance with its terms.

Very truly yours,

EXETER FINANCE LLC

By:	/s/ Michael Hayes
	Name:	Michael Hayes
	Title:	Executive Vice President & Treasurer

EFCAR, LLC

By:	/s/ Michael Hayes
	Name:	Michael Hayes
	Title:	Assistant Vice President

CONFIRMED AND ACCEPTED, as of
the date first above written:

WELLS FARGO SECURITIES, LLC

Acting on its own behalf and as a Representative of the
Underwriters referred to in the foregoing Agreement

By:	/s/ Jake R. McCaslin Name: Jake R. McCaslin Title: Executive Director

BMO CAPITAL MARKETS CORP.

Acting on its own behalf and as a Representative of the
Underwriters referred to in the foregoing Agreement

By:	/s/ Jeffrey Merchant Name: Jeffrey Merchant Title: Managing Director

DEUTSCHE BANK SECURITIES INC.

Acting on its own behalf and as a Representative of the
Underwriters referred to in the foregoing Agreement

By:	/s/ Katherine Bologna Name: Katherine Bologna Title: MD

By:	/s/ Peter Schepel Name: Peter Schepel Title: Vice President

J.P. MORGAN SECURITIES LLC

Acting on its own behalf and as a Representative of the
Underwriters referred to in the foregoing Agreement

By:	/s/ Barrett Allison Name: Barrett Allison Title: Executive Director

Schedule I

Purchase Price to Seller

	Class A-1	Class A-2	Class A-3	Class B	Class C	Class D
Wells Fargo Securities, LLC	99.82000%	99.80702%	99.79050%	99.75320%	99.75669%	99.73964%
BMO Capital Markets Corp.	99.82000%	99.80702%	99.79050%	99.75320%	99.75669%	99.73964%
Deutsche Bank Securities Inc.	99.82000%	99.80702%	99.79050%	99.75320%	99.75669%	99.73964%
J.P. Morgan Securities LLC	99.82000%	99.80702%	99.79050%	99.75320%	99.75669%	99.73964%
Citigroup Global Markets Inc.	99.82000%	99.80702%	99.79050%	99.75320%	99.75669%	99.73964%
Citizens JMP Securities, LLC	99.82000%	99.80702%	99.79050%	99.75320%	99.75669%	99.73964%
Mizuho Securities USA LLC	99.82000%	99.80702%	99.79050%	99.75320%	99.75669%	99.73964%

Underwriting

	Class A-1	Class A-2	Class A-3	Class B	Class C	Class D
Wells Fargo Securities, LLC	$19,976,000	$27,622,000	$41,404,000	$36,490,000	$37,541,000	$50,527,000
BMO Capital Markets Corp.	$19,976,000	$27,623,000	$41,401,000	$36,489,000	$37,541,000	$50,528,000
Deutsche Bank Securities Inc.	$19,977,000	$27,623,000	$41,401,000	$36,489,000	$37,540,000	$50,527,000
J.P. Morgan Securities LLC	$19,977,000	$27,623,000	$41,401,000	$0	$0	$0
Citigroup Global Markets Inc.	$11,048,000	$15,277,000	$22,897,000	$0	$0	$0
Citizens JMP Securities, LLC	$11,048,000	$15,277,000	$22,897,000	$0	$0	$0
Mizuho Securities USA LLC	$11,048,000	$15,277,000	$22,897,000	$0	$0	$0
Total	$113,050,000	156,322,000	$234,298,000	$109,468,000	$112,622,000	$151,582,000